UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2012

YELP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

706 Mission Street

San Francisco, CA 94103

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Financial Statements and Exhibits.

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Current Report on Form 8-K filed by Yelp Inc. (the “Company”) with the U.S. Securities and Exchange Commission on October 24, 2012 (the “Original Report”) regarding the acquisition by Yelp Ireland Ltd., a wholly-owned subsidiary of the Company, of all outstanding equity interests in Qype GmbH (“Qype”). The sole purpose of this Amendment is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the Original Report and are filed as exhibits hereto and are incorporated herein by reference. All other items in the Original Report remain the same and are hereby incorporated by reference into this Amendment.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Qype as of and for the years ended December 31, 2011 and 2010 are filed as Exhibit 99.3 to this Amendment.

The unaudited condensed consolidated financial statements of Qype, including the condensed consolidated balance sheets as of September 30, 2012 and 2011 and the unaudited condensed consolidated statements of operations and cash flows of Qype for the nine months ended September 30, 2012 and 2011, and the notes related thereto, are filed as Exhibit 99.4 to this Amendment.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011 giving effect to the acquisition of Qype are filed as Exhibit 99.5 hereto.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Auditors.

99.1*	Share Purchase Agreement, dated October 23, 2012, by and among Yelp Inc., Yelp Ireland Ltd., Qype GmbH and the shareholders of Qype GmbH.

99.2*	Press Release, dated October 24, 2012, entitled “Yelp Acquires Qype; Provides Preliminary Third Quarter 2012 Financial Results.”

99.3	Qype GmbH Audited Consolidated Financial Statements as of and for the Years Ended December 31, 2011 and 2010.

99.4	Qype GmbH Unaudited Condensed Consolidated Financial Statements as of and for the Nine Months Ended September 30, 2012 and 2011.

99.5	Unaudited Pro Forma Condensed Combined Financial Statements of Yelp Inc. as of and for the Nine Months Ended September 30, 2012 and for the Year Ended December 31, 2011.

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2012	YELP INC.

	By:	/s/ Rob Krolik
Rob Krolik
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of Independent Auditors.

99.1*	Share Purchase Agreement, dated October 23, 2012, by and among Yelp Inc., Yelp Ireland Ltd., Qype GmbH and the shareholders of Qype GmbH.

99.2*	Press Release, dated October 24, 2012, entitled “Yelp Acquires Qype; Provides Preliminary Third Quarter 2012 Financial Results.”

99.3	Qype GmbH Audited Consolidated Financial Statements as of and for the Years Ended December 31, 2011 and 2010.

99.4	Qype GmbH Unaudited Condensed Financial Statements as of and for the Nine Months Ended September 30, 2012 and 2011.

99.5	Unaudited Pro Form Condensed Combined Financial Statements of Yelp Inc. as of and for the Nine Months Ended September 30, 2012 and for the Year Ended December 31, 2011.

*	Previously filed